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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)             OCTOBER 20, 2000
                                                 ------------------------------



                                 dreamlife, inc.
           ---------------------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)




          DELAWARE                         0-15586             52-1373960
------------------------------      ---------------------  --------------------
(State or Other Jurisdiction           (Commission File      (IRS Employer
    of Incorporation)                       Number)        Identification No.)


        425 WEST 15TH STREET, SUITE 3R, NEW YORK, NEW YORK 10011
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code           (212) 313-9400
                                                  ------------------------------




--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibit 99 is a press release of dreamlife, inc. dated October 20, 2000 regarding the receipt of commitment for short-term financing.

ITEM 7.  EXHIBITS.

       EXHIBITS                DESCRIPTION

         99            Press release of dreamlife, inc. dated October 20, 2000.







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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 dreamlife, inc.




Dated: October 23, 2000                          By: /s/ PHILICIA G. LEVINSON
                                                    --------------------------
                                                     Philicia G. Levinson
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

      EXHIBIT NO.      DESCRIPTION

         99        Press release of dreamlife, inc. dated October 20, 2000.